Exhibit No. 32
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Regis Corporation (the Registrant) on Form 10-K for the fiscal year ending June 30, 2014 filed with the Securities and Exchange Commission on the date hereof, Daniel J. Hanrahan, President and Chief Executive Officer of the Registrant, and Steven M. Spiegel, Executive Vice President and Chief Financial Officer of the Registrant, each hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Annual Report on Form 10-K complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

August 26, 2014

/s/ Daniel J. Hanrahan
Daniel J. Hanrahan, President and Chief Executive Officer

August 26, 2014

/s/ Steven M. Spiegel
Steven M. Spiegel, Executive Vice President and Chief Financial Officer